UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 31, 2022
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

On March 31, 2022, the independent registered public accounting firm (the “Auditors”) of Republic First Bancorp, Inc. (the “Company”), in connection with its audit of the Company’s financial statements for the year ended December 31, 2021, advised the chair of the Company’s audit committee (the “Audit Committee”) and management that the Auditors were requesting that an independent investigation be undertaken concerning certain previously disclosed related party transactions and related matters that are the subject of pending litigation involving the Company. The Audit Committee intends to engage independent legal counsel to conduct this investigation. The investigation has not yet begun, no conclusions have been reached, and the Company cannot presently predict the duration or outcome of the investigation. At this time, the Company does not believe that the matters that are the subject of the investigation will have a material adverse effect on the Company’s financial condition or results of operations. The Company does not expect to file its Annual Report on Form 10-K for year ended December 31, 2021 until the investigation is concluded. As a result, the Company expects that its 2022 Annual Meeting of Shareholders will be delayed until conclusion of the investigation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Important Additional Information

The Company intends to file a proxy statement and a proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) and, in connection therewith, the Company, certain of its directors and executive officers will be participants in the solicitation of proxies from the Company’s shareholders in connection with such meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2022 ANNUAL MEETING. The Company’s definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.myrepublicbank.com/ or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.myrepublicbank.com.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended) that involve risks and uncertainties. Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as "believe," "expect," "may," "could," "would," "plan," "intend," "estimate," "predict," "potential," "continue," "should" or "anticipate" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by management, and on information currently available to management. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential consequences of the internal investigation include, but are not limited to: the possibility that the SEC, The Nasdaq Stock Market LLC and/or other governmental authorities or regulators may commence investigations into the facts underlying the Company’s internal investigation; the consequences of any such investigations; the risk that the Company may become subject to shareholder lawsuits, the defense of which may be costly; potential reputational harm resulting from the facts underlying the internal investigation; the possibility that executives or other employees may resign or be terminated; the impact of the investigation on historical financial statements; the effect of the internal investigation on the Company’s conclusions regarding the effectiveness of the Company’s internal control over financial reporting and the Company’s disclosure controls and procedures and on the Company’s ability to timely file the reports the Company is required to file with the SEC. For additional factors that could cause results to differ materially from forward-looking statements contained in this Current Report on Form 8-K, see the cautionary language set forth before the “Executive Summary” in Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and the Risk Factors contained in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: April 1, 2022

	By:	/s/ Frank A. Cavallaro
	Name:	Frank A. Cavallaro
	Title:	Executive Vice President and Chief Financial Officer

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